Exhibit 10.7

PESAT BUMI SDN.BHD.199701027361(442859-T)

2-1, Ritz Villa, Jalan BS 9/5E, Taman Bukit Serdang, Seksyen 9, 43300 Seri Kembangan, Selangor DarulEhsan.

Tel: 03-8958 6838         Fax: 03-8958 4839

Our Ref: PBSB/AHSB/001-24

Date : 02nd February 2024

ANTHARAS HILLS SDN BHD

140, Jalan Maarof

Bukit Bandaraya, Bangsar

59100 Kuala Lumpur

Dear Sirs

Exclusive Right To Buy And To Sell Owner’s Entitlement Units Shown In Attachment To This Letter

We refer to the meeting between your Mr Kenneth Teh and our Mr Leong on 25 January 2024.

We, Pesat Bumi Sdn Bhd hereby grants to you the exclusive and irrevocable right, from the date hereof until 31 August 2024, to buy from us any or all the Owner’s Entitlement Units as shown in the Attachment to this letter at the fixed price of RM643.27 per sq ft. You may forward sell those Owner’s Entitlement Unit which you buy from us PROVIDED THAT you shall have paid the fixed price of RM643.27 per sq ft for such units to us prior to such forward sale.

Please be informed that all Sale and Purchase Agreement for all the Owner’s Entitlement Units as stated under the Attachment shall be handled by Messrs Kumari Palany & Co.

This exclusive right shall automatically lapse and be of no further effect on 1 September 2024 and thereafter we shall be at liberty to deal with the Owner’s Entitlement Units as we deem fit.

We trust the above is in order

Yours faithfully

/s/ Leong Poh Hoong	/s/ Phoon Yin Chin
Director	Director
Leong Poh Hoong	Phoon Yin Chin

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Our Ref: PBSB/AHSB/001-24

Date : 02nd February 2024

ANTHARAS HILLS SDN. BHD. [Registration No. 201701030338(1244508-U)] hereby agree and accept the above said terms and conditions

(Signed by)		(Signed by)
Director		Director

cc	KUMARI PALANY & CO
109-2, Jalan Toman 6
Kemayan Square
70200, Negeri Sembilan
Email : kumaripalany@palany.com

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LANDOWNER ENTITLEMENT UNIT TOTAL 51,300 SQ FT

ID	UNIT	TYPE	SIZE	VIEW	CAR PARK
I	A3-5	Bl	1066	HILL	2
2	A8-1	BC	1065	GENTING	2
3	A8-2	B	979	GENTING	2
4	A8-3	BC	1065	GENTING	2
5	A8-3A	BC	1065	HILL	2
6	A8-5	B	979	HILL	2
7	Al8-1	B	1065	GENTING	2
8	A18-2	B	979	GENTING	2
9	Al8-3A	BC	1065	HILL	2
10	A18-5	B	979	HILL	2
11	B3-5	C	1033	GENTING	2
12	B3-7	Cl	1130	GENTING	2
13	B3A-5	C	1033	GENTING	2
14	B3A-7	Cl	1130	GENTING	2
15	B7-7	Cl	1130	GENTING	2
16	B8-1	BC	1065	HILL	2
17	B8-2	B	979	HILL	2
18	B8-3	B	979	HILL	2
19	B8-3A	B	979	HILL	2
20	B8-5	C	1033	GENTING	2
21	B8-6	C	1033	GENTING	2
22	B8-7	Cl	1130	GENTING	2
23	B9-5	C	1033	GENTING	2
24	B9-7	Cl	1130	GENTING	2
25	B10-7	Cl	1130	GENTING	2
26	Bl 1-7	Cl	1130	GENTING	2
27	B12-7	Cl	1130	GENTING	2
28	B13A-7	Cl	1130	GENTING	2
29	C3-3A	El	797	GENTING	1
30	C3A-5	EC	764	GENTING	1
31	C3A-6	EC	764	HILL	1
32	C5-3	E	731	GENTING	1
33	C5-3A	E	731	GENTING	1
34	C5-5	EC	764	GENTING	1
35	C6-3A	E	731	GENTING	1
36	C6-5	EC	764	GENTING	1
37	C7-l	EC	764	GENTING	1
38	C7-5	EC	764	GENTING	1
39	B13-7	Cl	1130	GENTING	2
40	C10-3	E	731	GENTING	1
41	Cl 1-5	EC	764	GENTING	1
42	C13-5	EC	764	GENTING	1
43	C13-6	EC	764	HILL	1
44	Cl3A-5	EC	764	GENTING	1
45	Al 1-5	E	979	HILL	2
46	Al6-5	E	979	HILL	2
47	A23-5	E	979	HILL	2
48	B23A-2	B1G BI	1947	HILL	2
49	C10-3A	E	731	GENTING	1
50	C11-3A	E	731	GENTING	1
51	C15-3A	E	731	GENTING	1
52	C15-6	EC	764	HILL	1
53	Cl6-3	E	731	GENTING	1
54	C16-6	EC	764	HILL	1
			51471

(Signed by)	(Signed by)